UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2012

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification No.)

7770 Duneville Street, #11 Las Vegas, Nevada (Address of Principal Executive Offices)	89139 (Zip Code)
702-589-7475 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02    Unregistered Sales of Equity Securities

The information contained below in Item 8.01 is hereby incorporated by reference into this Item 3.02.  The securities being issued under the terms of the private placement are being issued in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, the exemptions provided by Section 4(2) of the Securities Act.

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure

On February 29, 2012, Golden Phoenix Minerals, Inc. (the “Company”) issued a press release announcing the Company has entered into a non-binding term sheet with Maximilian Investors, LLC for a $20 million facility for the anticipated purpose of debt repayment and simultaneous advancement of Company projects.

Although the parties anticipate moving forward with due diligence and entering into definitive agreements in the near future, there can be no assurance that such definitive agreements will be executed and the facility will be in place.

Further, on February 29, 2012, the Company announced it has engaged SRK Consulting to perform an independent analysis and conduct a full due diligence review of the Mineral Ridge project outside of Silver Peak, Nevada, in which the Company currently maintains a 30% interest via its joint venture interest in the Mineral Ridge Gold, LLC.

A copy of each press release is furnished herewith as Exhibits 99.1 and 99.2, respectively.

SECTION 8 –  OTHER INFORMATION

Item 8.01.  Other Information

On February 29, 2012, the Company closed a private placement transaction with Lincoln Park Capital, LLC, a previous investor in an unrelated transaction, pursuant to which the company issued 2,500,000 shares, with 100% warrant coverage, for proceeds of $100,000.  The warrants are exercisable for a period of five years at an exercise price of $0.06 per share.  In the event the warrants are exercised for cash, the Company would receive additional proceeds of $150,000.

SECTION 9 –  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

4.1           Form of Warrant of Golden Phoenix Minerals, Inc. – Lincoln Park Capital private placement, February 29, 2012.

99.1           Press Release dated February 29, 2012, entitled, “Golden Phoenix Enters Into $20 Million Term Sheet for Debt Repayment and Simultaneous Advancement of Company Projects.”

99.2           Press Release dated February 29, 2012, entitled, “Golden Phoenix Engages SRK Consulting (U.S.) To Perform Due Diligence Review of Mineral Ridge Gold Project, Nevada.”

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.,
a Nevada corporation

Date: March 6, 2012	By:	/s/ Thomas Klein
Thomas Klein, Chief Executive Officer